UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 17, 2014

ALCO Stores, Inc.
(Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

751 Freeport Parkway, Coppell, Texas 75019
 (Address of principal executive offices) (Zip Code)

(469) 322-2900
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.    Regulation FD

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorproated by reference into this Item 7.01.

Item 8.01.    Other Events.

On September 17, 2014, ALCO Stores, Inc. (the "Company"), issued a press release announcing that it will release its financial results for the second quarter of fiscal 2015 ended August 3, 2014 on Monday, September 22, 2014 at the close of the market.  The Company will also conduct a conference call to discuss its second quarter results on Monday, September 22, 2014 at 4:00 p.m. Central Daylight Time.  A copy of this press release is attached as Exhibit 99.1.

The information, including the exhibit attached hereto, in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as otherwise expressly stated in such filing.

Item 9.01.    Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Description
99.1	Press Release issued by the Company dated September 17, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 17, 2014	ALCO STORES, INC. By: /s/ Stanley B. Latacha Stanley B. Latacha Interim Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
Description
99.1	Press Release issued by the Company dated September 17, 2014.